UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 20, 2023

Date of Report (date of earliest event reported)

INGEVITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O’Hear Avenue, Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry Into a Material Definitive Agreement

Amended and Restated Crude Tall Oil and Black Liquor Soap Skimmings Agreement

On March 20, 2023, Ingevity Corporation, a Delaware corporation (“Ingevity,” the “Company,” “we,” “us,” or “our”), and WestRock Shared Services, LLC and WestRock MWV, LLC, on behalf of the affiliates of WestRock Company (“WestRock”), entered into an amended and restated crude tall oil and black liquor soap skimmings agreement (the “WestRock Supply Agreement”), which amends and restates that certain crude tall oil and black liquor soap skimmings agreement, dated as of January 1, 2016, by and between Ingevity and WestRock, as amended by that Amendment No.1 to Crude Tall Oil And Black Liquor Soap Skimmings Agreement, dated as of March 1, 2017, and Amendment No.2 to Crude Tall Oil And Black Liquor Soap Skimmings Agreement, dated as of November 3, 2020.

Pursuant to the WestRock Supply Agreement, Ingevity has agreed to continue to purchase the entire output of crude tall oil (“CTO”) and black liquor soap skimmings (“BLSS” and together with CTO, the “Products”), from certain of WestRock’s kraft mills, subject to certain exceptions. Under the WestRock Supply Agreement, WestRock is not required to produce any minimum quantity of the Products and may not sell the Products to third parties, subject to certain allowances. Under the WestRock Supply Agreement, Ingevity no longer has the contractual right to purchase CTO or BLSS procured by WestRock from third parties.

The initial term of the WestRock Supply Agreement begins on the effective date of the WestRock Supply Agreement. Beginning in 2030, Ingevity or WestRock may provide a notice to the other terminating the WestRock Supply Agreement five years from the date of such notice. Beginning one year after such notice, the quantity of Products provided by WestRock under the WestRock Supply Agreement will be gradually reduced over a four-year period as set forth in the WestRock Supply Agreement. In addition, Ingevity or WestRock may terminate the WestRock Supply Agreement immediately upon the other’s bankruptcy, liquidation or insolvency or upon a breach of any material provision of the WestRock Supply Agreement if, after thirty days’ notice of such breach is given, such breach is not cured. Until 2025, Ingevity may provide notice to remove one kraft mill as a supply source under the WestRock Supply Agreement.

The foregoing summary of the WestRock Supply Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the WestRock Supply Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Second Amendment to Crude Tall Oil Supply Agreement

On March 21, 2023, Ingevity, Georgia-Pacific LLC, on behalf of itself and its subsidiaries (“Georgia-Pacific”), and GP Pine Chemicals LLC, a direct subsidiary of Georgia-Pacific LLC (“GP Pine Chemicals”), entered into a Second Amendment to the Crude Tall Oil Supply Agreement (the “Georgia-Pacific Supply Amendment”), to amend certain terms of the Crude Tall Oil Supply Agreement, dated as of March 9, 2018, by and between Ingevity and Georgia-Pacific, as amended by that Amendment to the Crude Tall Oil Supply Agreement, dated as of May 1, 2020 (the “Georgia-Pacific Supply Agreement”).

Upon the effectiveness of the Georgia-Pacific Supply Amendment, the Georgia-Pacific Supply Agreement, including all amendments thereto, was assigned from Georgia-Pacific LLC to GP Pine Chemicals. In connection therewith, GP Pine Chemicals agreed to assume all of the duties and obligations of Georgia-Pacific LLC under the Georgia-Pacific Supply Agreement. Pursuant to the Georgia-Pacific Supply Agreement, Ingevity agrees to purchase the lesser of 125,000 tons of CTO or the aggregate output of CTO produced and originating at certain of Georgia-Pacific’s paper mills. The initial term of the Georgia-Pacific Supply Agreement expires on March 8, 2038, unless earlier terminated in accordance with its terms.

The foregoing summary of the Georgia-Pacific Supply Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Georgia-Pacific Supply Amendment filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 2.01. Results of Operations and Financial Condition

In February 2023, we realigned our segment reporting structure to increase transparency for our investors and better align with how our chief operating decision maker intends to measure segment operating performance and allocate resources across our operating segments. This Current Report on Form 8-K is being furnished to aid investors by providing supplemental information related to the retrospective impact of a change in segment reporting in fiscal 2023. Effective in the first quarter of 2023, we will separate our engineered polymers product line from the Performance Chemicals reporting segment into its own reporting segment named Advanced Polymer Technologies. This reporting segment change will also result in our Performance Chemicals reporting unit for goodwill being split into two separate reporting units for the purposes of goodwill impairment testing. This segment reporting change will have no impact on our consolidated operating results or the historical operating results for our Performance Materials operating segment.

Attached as Exhibit 99.1 is a schedule presenting our segment data for full year 2022, 2021, and 2020, and related quarters, recast for the segment changes noted above. This Current Report on Form 8-K does not revise the Company’s previously reported consolidated financial statements for any period.

The information furnished with this report on Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it will not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Crude Tall Oil and Black Liquor Soap Skimmings Agreement, dated March 20, 2023, by and between WestRock Shared Services, LLC and WestRock MWV, LLC, on behalf of the affiliates of WestRock Company, and Ingevity Corporation*

10.2	Second Amendment to Crude Tall Oil Supply Agreement, dated March 21, 2023, by and between Georgia-Pacific LLC, on behalf of itself and its subsidiaries, GP Pine Chemicals LLC and Ingevity Corporation*

99.1	Recasted Segment Operating Results

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The exhibits and schedules to such agreements have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ingevity Corporation

Date: March 24, 2023	By:	/s/ Mary Dean Hall
Mary Dean Hall
Executive Vice President and Chief Financial Officer